10. SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
10. SUBSEQUENT EVENTS

On August 4, 2014, the Company’s President and CEO, Gene Cartwright, advanced the Company $200,000 for a 6% simple interest note.

On July 25, 2014, the Company announced that it had filed an amendment to its premarket approval (PMA) application with the FDA for the LuViva Advanced Cervical Scan. The filing followed the face-to-face meeting the Company had with the FDA in May 2014 and addressed questions raised in a September 6, 2013 not-approvable letter that the Company received from the agency. The FDA has 180 days to respond to the amendment.

On July 17, 2014, the Company announced that the U.S. Patent and Trademark Office granted a new patent with 22 claims that support the technology behind the LuViva Advanced Cervical Scan.

On July 10, 2014, the Company announced that the LuViva Advanced Cervical Scan was approved for sale in Mexico by the Federal Commission for Protection Against Health Risks.

On January 7, 2014 the Company announced the appointment of Gene Cartwright, 59, as Chief Executive Officer, effective January 6, 2014. Dr. Cartwright replaced Mark L. Faupel, who has transitioned to the role of Chief Scientific Officer. In accordance with Dr. Faupel’s employment agreement, all outstanding unvested stock options became fully vested on January 6, 2014, resulting in compensation expense of approximately $111,000. The Company also owes Dr. Faupel additional compensation payable of $40,000, as a result of the Company’s employment agreement with Dr. Cartwright.

Effective January 31, 2014, Ronald W. Allen resigned from the Board of Directors of the Company.

Between February 1 and March 25, 2014, the Company received cash advances from certain affiliates totaling about $175,000.